UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(AMENDMENT NO.1)

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

VISKASE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

333 East Butterfield Road, Suite 400 Lombard, Illinois (Address of principal executive offices)	60148 (Zip Code)

(630) 874-0700

(Registrant’s telephone number, including area code)

ENZON PHARMACEUTICALS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Viskase Holdings, Inc., which was formerly known as Enzon Pharmaceuticals, Inc. (the “Company”), on March 26, 2026 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report).

This Amendment No. 1 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited consolidated financial statements of Viskase (as defined in the Original Report) as of and for the years ended December 31, 2025 and December 2024, and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma condensed combined financial information of the Company and Viskase Companies, Inc. (“Viskase Companies”) as of and for the year ended December 31, 2025. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report. In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Viskase Companies as of and for the years ended December 31, 2025 and 2024 and the related notes thereto have been audited by Grant Thornton LLP, Viskase Companies’ independent auditor, as set forth in its reports thereon, are incorporated herein by reference as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
2.1*

Agreement and Plan of Merger, dated as of June 20, 2025, by and between Enzon Pharmaceuticals, Inc., EPSC Acquisition Corp., and Viskase Companies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Enzon Pharmaceuticals, Inc. filed with the SEC on June 23, 2025).

2.2

First Amendment to Agreement and Plan of Merger, dated as of October 24, 2025, by and between Enzon Pharmaceuticals, Inc., EPSC Acquisition Corp., and Viskase Companies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Enzon Pharmaceuticals, Inc. filed with the SEC on October 24, 2025).

10.1	Support Agreement, dated as of June 20, 2025, by and between Icahn Enterprises Holdings L.P. and certain of its affiliates, Enzon Pharmaceuticals, Inc. and Viskase Companies, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Enzon Pharmaceuticals, Inc. filed with the SEC on June 23, 2025).

10.2	First Amendment to Support Agreement, dated as of October 24, 2025, by and between Icahn Enterprises Holdings L.P. and certain of its affiliates, Enzon Pharmaceuticals, Inc. and Viskase Companies, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Enzon Pharmaceuticals, Inc. filed with the SEC on October 24, 2025).

99.1	Audited Consolidated Financial Statements of Viskase Companies, Inc. and its subsidiaries as of and for the years ended December 31, 2025 and December 31, 2024.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Viskase Holdings, Inc. as of and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISKASE HOLDINGS, INC.
(Registrant)
Date: May 1, 2026
	By:	/s/ Joseph D. King
	Name:	Joseph D. King
	Title:	Senior Vice President, General Counsel & Secretary